The Peck Company

Investor Presentation

Filed by The Peck Company Holdings
pursuant to Rule 425 under the Securities Act of 1933 and deemed
filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Sunworks, Inc.
Commission File No: 001-36868

August 10, 2020

PECK Enters Definitive Agreement to Acquire Sunworks

The Peck Company

(NASDAQ: PECK)

www.peckcompany.com

The Peck Company

Disclaimer

Forward-Looking Statements

Statements in this presentation regarding Peck's offer to acquire Sunworks Inc. ("Sunworks"), the expected timing of the proposed transaction, the potential benefits of the acquisition (including potentially accretive and synergistic benefits), Peck's expected future performance (including expected results of operations and financial guidance), the combined company's future financial condition, operating results, strategy and plans, and all other statements in this presentation other than the recitation of historical facts are forward-looking statements. These statements are based on current expectations or beliefs, as well as a number of assumptions about future events, and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as the ultimate outcome of any possible transaction between Peck and Sunworks, if a transaction between Peck and Sunworks were to occur, the ultimate outcome and results of integrating the operations of Peck and Sunworks, the ultimate outcome of Peck's operating strategy applied to Sunworks and the ultimate ability to realize synergies; the effects of the business combination of Peck and Sunworks, including the combined company's future financial condition, operating results, strategy and plans; and negative or worsening worldwide economic conditions or market instability.

The foregoing does not represent an exhaustive list of risks. Additional factors are described in Peck's public filings with the SEC, and other factors will be described in the Registration Statement on Form S-4 to be filed by Peck. Moreover, Peck operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Peck's management to predict all risks, nor can Peck assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Peck may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the information in this presentation.

Any forward-looking statements in this presentation are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements. All forward-looking statements included in this presentation are based on information available to Peck management on the date of such information. Except to the extent required by applicable laws or rules, Peck undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent writtenand oral forward-looking statements attributable to Peck or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained throughout this presentation.

The Peck Company

Transaction Overview

Acquisition of Sunworks, Inc. by The Peck Company Holdings, Inc.

Nasdaq Listing

- Peck will maintain its listing on the Nasdaq under the symbol PECK
- Sunwork's Nasdaq listing will be delisted post merger
- Ownership: PECK 63.46% + SUNW 36.54%

Implementation, Approvals & Closing

- Acquisition to be implemented via a share exchange for 100% of Sunworks stock
- Other customary conditions, consents and approvals required
- Closing targeted for Q4'20

Management

- Peck Management remains intact and 7-person Board will be selected by Peck (4) and Sunworks (3)
- Certain key personnel of Sunworks will be retained through employment contracts

The Peck Company

Context for the Acquisition

Historical Recap

Peck Electric Company founded in 1972, grew to largest electrical contractor in Vermont → Entered the Solar EPC business in 2013 and installed nearly 1/3 of all Vermont solar arrays → Public listing as PECK on Nasdaq in 2019 via SPAC merger to execute its growth strategy

Three-Pronged Growth Strategy…

Organic Growth	Asset Ownership	Accretive M&A
Revenue growth from $16 million in 2018 to $28 million in 2019 from core solar EPC activity with existing and new customers across Vermont	Green Bond partnership provides EPC contracts and ownership in partnership solar projects that PECK constructs without debt or working capital constraints	Acquisition of Sunworks is synergistic, accretive and supports PECK's growth initiatives across the U.S.
December 31, 2019	April 22, 2020	Announced August 10, 2020

The Peck Company

Compelling Strategic Rationale

A Transformational and Accretive Combination

Expansion Provides Rapid Growth	• Geographic expansion from East Coast to West Coast • Verticals expanded from Commercial & Industrial to Agriculture, Public Works and high-margin Residential
Scale Expected to Reduce OpEx Costs & Increase Earnings	• Photovoltaic panel supplier cost economies of scale – approximately $3 million • Reduction in corporate overhead and capex – approximately $3 million • Proforma 2019 Revenue and Adjusted EBITDA of $88 million and $2.8 million[(1)]
Increased Visibility Creates More Opportunities	• Enhanced visibility by financial and public markets provides more opportunity • Green bond partnership enables growth without dilution or debt for new projects • Solar Power World largest overall solar contractor rank would change from 59th to 41st
Platform Supports Growth Plan	• Cross-selling of existing customers with national presence • Strong organization for accretive acquisitions and market consolidation across the U.S. • Significant pipeline of potential add-on M&A

(1) Includes $6m of run-rate cost savings.

The Peck Company

2019 Proforma Combination

	The Peck Company	+ sunworks	= The Peck Company
Solar Markets	Northeast Solar EPC Commercial and Industrial, Small Utility, Opportunistic Residential	Western Solar EPC Agricultural-Commercial-Industrial, Public Works, Residential	Coast to Coast USA Commercial and Industrial, Agricultural, Public Works, Residential, Small Utility
2020 Solar Power World Top Solar Contractor (rank of top 500)	2019 Total Installed: 33MW 59th Overall for USA 22nd Solar EPC Category	2019 Total Installed: 30MW NA NA	2019 Total Installed: 63MW 41st Overall for USA 16th Solar EPC Category Hypothetical based on total MW installed in 2019
Backlog & Pipeline	$40.8m	$36.0m	$76.8m
2019 Revenue	$28.2m	$59.8m	$88.0m
2019 Adj. EBITDA	$1.8m	$1.0m (including synergies)(1)	$2.8m

Source: Company filings.
(1) Assumes $6m of synergies; Sunworks standalone EBITDA of ($5.0m).

The Peck Company

2019 Proforma Combination

($ in millions)

	Peck	Sunworks	Synergies	Pro Forma Combined
Revenue	$28.2	$59.8		$88.0
COGS	(24.0)	(53.2)	3.0	(74.2)
Gross Profit	4.2	6.7	3.0	13.9
Operating Expenses	(3.3)	(15.0)	3.0	(15.3)
Non-Operating Expenses	(0.2)	(0.9)		(1.1)
Net Income	$0.7	($9.2)	$6.0	($2.5)
Depreciation and amortization	0.6	1.2		1.8
Interest expense	0.2	0.9		1.1
Stock based compensation	-	0.4		0.4
Other general and administrative expenses	0.3	1.7		2.0
Adjusted EBITDA	$1.8	($5.0)	$6.0	$2.8

The Peck Company

Reconciliation to Adjusted EBITDA

($ in millions)

		Peck		Sunworks
Reconciliation to adjusted EBITDA				
Net loss	$	(0.4)	$	(9.2)
Depreciation and amortization		0.6		1.2
Stock-based compensation		-		0.4
Interest expense		0.2		0.9
Income tax expense		1.1		-
EBITDA		1.5		(6.7)
Other costs (1)		0.3		1.7
Adjusted EBITDA	$	1.8	$	(5.0)

(1) *Other costs consist of one-time expenses of multiple year financial audits and other legal and professional fees associated with the Reverse Merger and Recapitalization. Prior to the Reverse Merger and Recapitalization, the Company did not require annual financial statement audits. As part of the preparation for being a publicly traded entity, the Company was required to undergo financial statement audit for the years ended December 31, 2017. The cost of this expense is included in other costs.*

The Peck Company

2019 Proforma Synergy Analysis

($ in millions)

	2019	Timing
Materials Costs Based on Purchasing Power	$3.0	Achieved by end of Q1 2021
Payroll and Benefits	2.0	Achieved by end of Q4 2020
Audit & Filings	0.3	Fully achieved at close
Insurance	0.3	Fully achieved at close
Legal Costs	0.3	Fully achieved at close
Other Public Company Expenses	0.1	Fully achieved at close
Total	$6.0	

The Peck Company

Proforma Cap Table of Common Shares

	Common Shares	Ownership Post Acquisition
Peck Common Shares Issued Prior to Transaction Closing	5,348,159	63.46%
Peck Shares Issued to SUNW shareholders at Closing	3,079,207	36.54%
Total Common Shares Issued after Closing	8,427,366	100%

Additional shares may be issued to SUNW shareholders if certain PECK earnout provisions are met from PECK's SPAC merger. See SEC filings for detailed info.

The Peck Company

Green Bond Partnership

Capital for Building More Solar Projects:

Partnership Benefits to PECK:

Major Differentiator for a Solar EPC to have direct access to a green bond platform

The green bond platform through the solar project partnership provides PECK with a first right of refusal for all solar EPC contracts to construct solar assets owned by the partnership. In addition, PECK is a minority (~20%) owner of the solar project partnership, which provides recurring revenue to PECK for all assets owned by the partnership. Under this structure, PECK is able to both recognize 100% of the EPC revenue and benefit from ownership and recurring revenue. Given the EPC contract funds construction, PECK is not required to finance the construction with debt or working capital lines, mitigating the typical need for growth capital and dilution to finance growth.

See more info at www.greenbondadvisors.com

First right to all solar EPC contracts

~20% ownership in the projects

Recurring revenue from solar assets

100% revenue recognition

Does not add debt to PECK's balance sheet

Mitigates need to raise growth capital

Energy Transition Needs Both Solar and Green Bonds

The Peck Company

Green Bonds Scenarios to 2035: Asset-backed (ABS and CLOS) and financial sector bonds have the largest potential to scale



6,000
5,000
4,000
3,000
2,000
1,000
0
Bonds in the US, EU Japan and China - amount outstanding ($bn)
2015
2020
2025
2030
2035
Financial sector
ABS
Project bond
Corporate
SSA
Municipal and sovereign

Source: Kaminker, C (2016) A Quantitative Framework for Analysing Potential Bond Contributions in a Low-Carbon Transition, OECD Publishing

Growth in Global Demand for Green Bonds

- Green Bond market is over $860 Billion (USD) today
- Green Bond market forecast to grow to over $1.00T in 2020
- Estimated to be over $5 Trillion by 2035 (13% CAGR)

Follow the growth of the Green Bond Market with Environmental Finance's Bond Database here.

Transition to Renewable Energy Infrastructure

- Solar generates 119,435 GWh/yr in North America today (2020)
- Solar is forecast to generate 1,735,764 GWh/yr in NA by 2050
- Solar is forecast to grow 22% CAGR in NA over next five (5) years

www.greenbondadvisors.com

North America electricity generation by power station type

Units: PWh/yr



7
6
5
4
3
2
1
0
1980
1990
2000
2010
2020
2030
2040
2050
Offshore wind
Onshore wind
Solar PV
Solar thermal
Hydropower
Biomass-fired CHP
Biomass-fired
Geothermal
Nuclear
Gas-fired CHP
Gas-fired
Oil-fired
Coal-fired CHP
Coal-fired

Source: DNV GL – Energy Transition Outlook Report (2019)

The Peck Company

Conclusion

PECK is executing its three-pronged strategy for growth – Now the SUNW Acquisition

1. Complements and extends PECK's footprint nationally and into other solar verticals
2. Strengthens the organizational structure of the business as a platform for rapid growth
3. Visibility in the market will increase pipeline opportunities and industry consolidation
4. Green bond partnership supports financial growth requirements for the energy transition
5. Significant synergy and value creation potential to enhance shareholder value

The Peck Company

Corporate:
Michael d'Amato
IR@peckcompany.com
p802-264-2040
4050 Williston Road, Suite 511
South Burlington, VT 05403

Contact Information

Investor Relations:
ClearThink
nyc@clearthink.capital
p917-658-7878

For Additional Information, Visit: www.peckcompany.com